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                                                                      EXHIBIT 23

          We consent to the incorporation by reference in the Registration Statements (No. 333-90859 and No. 333-90861) on Form S-8 of Be Free, Inc. of our report dated October 15, 1999, with respect to the financial statements of TriVida Corporation (a Development Stage Company) included in this Current Report on Form 8-K dated March 14, 2000.

                                            /s/ Ernst & Young LLP

Los Angeles, California
March 13, 2000